UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement

As previously reported on June 11, 2024, The Singing Machine Company, Inc., a Delaware corporation (the “Company”) and its wholly owned subsidiary SemiCab Holdings, LLC, a Nevada limited liability company (“SemiCab LLC” and collectively with the Company, the “Buyer”), SemiCab, Inc., a Delaware corporation (“SemiCab” or the “Seller”), Ajesh Kapoor and Vivek Sehgal entered into an asset purchase agreement (the “Asset Purchase Agreement”) pursuant to which Seller agreed to sell and assign to the Buyer, and the Buyer agreed to purchase and assume from Seller, substantially all the assets, and certain specified liabilities relating to the business of the Seller. Subject to certain exceptions set forth in the Asset Purchase Agreement, the parties agreed that the Buyer will not assume the liabilities of the Seller.

On July 3, 2024, the parties to the Asset Purchase Agreement entered into Amendment No. 1 to the Asset Purchase Agreement (the “Amendment”). The Amendment provides for, among other things, (i) the modification to the equity consideration for the acquisition to be issued to the Seller from 962,710 to 641,806 shares of the Company’s common stock, and (ii) the modification to the equity consideration to be issued in exchange for all of the issued and outstanding capital securities of SMCB Solutions Private Limited, a wholly owned subsidiary of the Seller, from 314,485 to 320,903 shares of the Company’s common stock.

All references to the Asset Purchase Agreement and the Amendment to this Current Report are qualified, in their entirety, by the text of such exhibits. A copy of the Asset Purchase Agreement was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 11, 2024 as Exhibit 2.1 and the Amendment is included as Exhibit 2.2 to this Current Report and are each incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 3, 2024 (the “Closing Date”), the Seller waived the closing condition requiring the consummation of a financing transaction for gross proceeds of no less than $1,700,000 prior to the Closing Date and the transactions contemplated by the Asset Purchase Agreement, as amended, were consummated (the “Closing”). In connection with the Closing, the Company issued to Seller: (i) 641,806 shares of its common stock, par value $0.01 (the “Shares”); (ii) and a twenty percent (20%) membership interest in SemiCab LLC.

In addition, at the Closing,

●	SemiCab LLC and SemiCab, entered into an operating agreement of SemiCab LLC (the “Operating Agreement”) which sets forth the terms and conditions governing the operation and management of SemiCab LLC.

●	The Buyer and Seller entered into an option agreement (the “Option Agreement”), granting the Buyer the right to acquire all of the issued and outstanding capital securities of SMCB Solutions Private Limited, a wholly owned subsidiary of the Seller, in consideration for 320,903 shares of common stock of the Company.

●	SemiCab LLC also entered into employment agreements with each of Ajesh Kapoor and Vivek Sehgal.

All references to the Operating Agreement to this Current Report are qualified, in its entirety, by the text of such exhibit. A copy of the Operating Agreement was previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on June 11, 2024, as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure included in Item 2.01 above is incorporated herein by reference. The Shares issued in connection with the Closing were not registered under the Securities Act of 1933, as amended, in accordance with Section 4(a)(2) and Regulation D, Rule 506 thereunder, as transactions by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On July 5, 2024, the Company issued a press release announcing the closing of the foregoing transactions. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by us under the Exchange Act or Securities Act, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of SemiCab, were previously filed as Exhibit 99.2 and 99.3 to the Current Report on Form 8-K on June 11, 2024 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial information of the Company in connection with the acquisition was previously filed as Exhibit 99.4 to the Current Report on Form 8-K on June 11, 2024 and are incorporated herein by reference.

(d) Exhibits. Exhibit No. Description

Exhibit No.	Description
2.1	Asset Purchase Agreement dated June 11, 2024, among The Singing Machine Company, Inc., SemiCab, Inc, and SemiCab Holdings, LLC. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2024)*

2.2	Amendment No. 1 to Asset Purchase Agreement dated July 1, 2024, among The Singing Machine Company, Inc., SemiCab, Inc, and SemiCab Holdings, LLC.

10.1	Operating Agreement among The Singing Machine Company, Inc, SemiCab Holdings, LLC and SemiCab, Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2024)**

99.1	Press Release issued July 5, 2024

99.2	Audited Financial Statements of SemiCab, Inc as of and for the year ended December 31, 2022 and 2023 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2024)

99.3	Unaudited Financial Statements of SemiCab, Inc. as of and for the three months ended March 31, 2024 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2024)

99.4	Unaudited Pro Forma Condensed Consolidated Financial Statements for the nine-month transition period ended December 31, 2023 and the three months ended March 31, 2024 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K filed with the SEC on June 11, 2024)

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Items 601(a)(5) and 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

** In accordance with Item 601(b)(10) of Regulation S-K, certain provisions or terms of the Agreement have been redacted. The Company will provide an unredacted copy to the exhibit on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 5, 2024

THE SINGING MACHINE COMPANY, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer